                                                                    EXHIBIT 99.4

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                         $                2,916,469,244.68
Beginning of the Month Finance Charge Receivables:                                    $                  128,527,739.51
Beginning of the Month Discounted Receivables:                                        $                            0.00
Beginning of the Month Total Receivables:                                             $                3,044,996,984.19

Removed Principal Receivables:                                                        $                            0.00
Removed Finance Charge Receivables:                                                   $                            0.00
Removed Total Receivables:                                                            $                            0.00

Additional Principal Receivables:                                                     $                            0.00
Additional Finance Charge Receivables:                                                $                            0.00
Additional Total Receivables:                                                         $                            0.00

Discounted Receivables Generated this Period:                                         $                            0.00


End of the Month Principal Receivables:                                               $                2,818,233,901.50
End of the Month Finance Charge Receivables:                                          $                  131,792,745.26
End of the Month Discounted Receivables:                                              $                            0.00
End of the Month Total Receivables:                                                   $                2,950,026,646.76

Special Funding Account Balance                                                       $                            0.00
Aggregate Invested Amount (all Master Trust Series)                                   $                2,330,000,000.00
End of the Month Transferor Amount                                                    $                  488,233,901.50
End of the Month Transferor Percentage                                                                           17.32%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                                   RECEIVABLES

              30-59 Days Delinquent                                                   $                   62,210,563.18
              60-89 Days Delinquent                                                   $                   43,733,358.98
              90+ Days Delinquent                                                     $                   90,742,929.49

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                                                                          Page 2

              Total 30+ Days Delinquent                                               $                  196,686,851.65
              Delinquent Percentage                                                                               6.67%

Defaulted Accounts During the Month                                                   $                   20,155,857.77
Annualized Default Percentage                                                                                     8.29%

Principal Collections                                                                                    395,811,223.16
Principal Payment Rate                                                                                           13.57%

Total Payment Rate                                                                                               14.61%

INVESTED AMOUNTS

              Class A Initial Invested Amount                                         $                  322,000,000.00
              Class B Initial Invested Amount                                         $                   28,000,000.00

INITIAL INVESTED AMOUNT                                                               $                  350,000,000.00

              Class A Invested Amount                                                 $                  368,000,000.00
              Class B Invested Amount                                                 $                   32,000,000.00

INVESTED AMOUNT                                                                       $                  400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                                   13.72%
PRINCIPAL ALLOCATION PERCENTAGE                                                                                  13.72%

MONTHLY SERVICING FEE                                                                 $                      666,666.66

INVESTOR DEFAULT AMOUNT                                                               $                    2,765,383.69

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                                                                      92.00%

              Class A Finance Charge Collections                                      $                    6,659,542.72
              Other Amounts                                                           $                            0.00

TOTAL CLASS A AVAILABLE FUNDS                                                         $                    6,659,542.72

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                                                                          Page 3


              Class A Monthly Interest                                                $                    1,720,604.44
              Class A Servicing Fee                                                   $                      613,333.33
              Class A Investor Default Amount                                         $                    2,544,152.99

TOTAL CLASS A EXCESS SPREAD                                                           $                    1,781,451.96

REQUIRED AMOUNT                                                                       $                            0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                                                       8.00%

              Class B Finance Charge Collections                                      $                      579,090.67
              Other Amounts                                                           $                            0.00

TOTAL CLASS B AVAILABLE FUNDS                                                         $                      579,090.67

              Class B Monthly Interest                                                $                      153,173.33
              Class B Servicing Fee                                                   $                       53,333.33

TOTAL CLASS B EXCESS SPREAD                                                           $                      372,584.01

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                                   $                    2,154,035.97

              Excess Spread Applied to Required Amount                                $                            0.00

              Excess Spread Applied to Class A Investor                               $                            0.00
              Charge Offs

              Excess Spread Applied to Class B                                        $                      221,230.70
              Interest, Servicing Fee and Default
              Amount

              Excess Spread Applied to Reductions of                                  $                            0.00
              Class B Invested Amount

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                                                                          Page 4

              Excess Spread Applied to Monthly Cash                                   $                       29,866.67
              Collateral Fee

              Excess Spread Applied to Cash Collateral                                $                            0.00
              Account

              Excess Spread Applied to other amounts owed                             $                            0.00
              Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                           $                    1,902,938.60

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                     $                   10,923,382.88

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                        $                            0.00
SERIES 1995-C

              Excess Finance Charge Collections Applied to                            $                            0.00
              Required Amount

              Excess Finance Charge Collections Applied to                            $                            0.00
              Class A Investor Charge Offs

              Excess Finance Charge Collections Applied to                            $                            0.00
              Class B Interest, Servicing Fee and Default Amounts

              Excess Finance Charge Collections Applied to                            $                            0.00
              Reductions of Class B Invested Amount

              Excess Finance Charge Collections Applied to                            $                            0.00
              Monthly Cash Collateral Fee

              Excess Finance Charge Collections Applied to                            $                            0.00
              Cash Collateral Account

              Excess Finance Charge Collections Applied to                            $                            0.00
              other amounts owed Cash Collateral Depositor

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                                                                          Page 5

YIELD AND BASE RATE --

              Base Rate (Current Month)                                                                           7.27%
              Base Rate (Prior Month)                                                                             7.81%
              Base Rate (Two Months Ago)                                                                          7.55%


THREE MONTH AVERAGE BASE RATE                                                                                     7.54%

              Portfolio Yield (Current Month)                                                                    13.42%
              Portfolio Yield (Prior Month)                                                                      15.48%
              Portfolio Yield (Two Months Ago)                                                                   13.64%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              14.18%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                                     92.00%

              Class A Principal Collections                                           $                   49,960,875.82

CLASS B PRINCIPAL PERCENTAGE                                                                                      8.00%

              Class B Principal Collections                                           $                    4,344,423.99

TOTAL PRINCIPAL COLLECTIONS                                                           $                   54,305,299.81

REALLOCATED PRINCIPAL COLLECTIONS                                                     $
                                                                                      $                            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                     $                            0.00

SERIES

CLASS A SCHEDULED AMORTIZATION --

              Controlled Amortization Amount                                          $                            0.00
              Deficit Controlled Amortization Amount                                  $                            0.00

CONTROLLED DEPOSIT AMOUNT                                                             $                            0.00

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                                                                          Page 6

CLASS B SCHEDULED AMORTIZATION --

              Controlled Accumulation Amount                                          $                            0.00
              Deficit Controlled Accumulation Amount                                  $                            0.00

CONTROLLED DEPOSIT AMOUNT                                                             $                            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                   $                   54,305,299.81

SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                                          $                            0.00

CLASS B INVESTOR CHARGE OFFS                                                          $                            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                               $                            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                               $                            0.00

CASH COLLATERAL ACCOUNT --

              Required Cash Collateral Amount                                         $                   52,000,000.00
              Available Cash Collateral Amount                                        $                   52,000,000.00

TOTAL DRAW AMOUNT                                                                     $                            0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                       $                            0.00

                                             First USA Bank, NA
                                             as Servicer

                                             By:  /s/ Tracie Klein
                                                ----------------------------
                                                      Tracie H. Klein
                                                      Vice President